Exhibit 99

                  Chemed Reports Second-Quarter 2005
Results; EPS Guidance for 2005 Increased; VITAS and Roto-Rooter Report
                  Double-Digit Increase in Earnings

    CINCINNATI--(BUSINESS WIRE)--Aug. 3, 2005--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation's largest provider of end-of-life care, and Roto-Rooter, the nation's largest commercial and residential plumbing and drain cleaning services provider, today reported financial results for its second quarter ended June 30, 2005, versus the comparable prior-year period, as follows:

    Consolidated Operating Results from Continuing Operations

    --  Consolidated Revenue increased 14% to $226 million

    -- Diluted EPS from Continuing Operations of $.42, including $.03 charge for LTIP and other items

    --  Adjusted EBITDA of $29 million

    VITAS generated record operating results

    --  Quarterly Net Patient Revenue of $154 million, up 18%

    --  Average Daily Census (ADC) of 9,913, up 16%

    --  Admissions of 12,646, up 10%

    --  Net income of $10.1 million, up 28%

    --  Adjusted EBITDA of $19.5 million, an increase of 21%

    Roto-Rooter segment reported increased Revenue, Net Income and Adjusted EBITDA

    --  Revenue of $73 million, an increase of 5%

    --  Net income of $5.7 million, an increase of 10%

    --  Adjusted EBITDA of $11.3 million, an increase of 10%

    "VITAS generated excellent census and admissions growth, with second-quarter ADC totaling 9,913, up 16%, and admissions in the quarter of 12,646, an increase of 10% over the prior-year quarter. Net income in the quarter was $10.1 million, an increase of 28% over the prior period," stated Kevin McNamara, Chemed president and chief executive officer.
    "Roto-Rooter also reported solid financial operating results. For the second quarter of 2005, Roto-Rooter had revenue of $73 million, an increase of 5%. Adjusted EBITDA was $11.3 million at a margin of 15.5%, resulting in net income of $5.7 million, an increase of 10% over the prior year."

    VITAS

    The merger of VITAS was completed on February 24, 2004. Prior to that date, the Company accounted for its 37% ownership of VITAS under the equity method of accounting. As a result, under GAAP, only a portion of VITAS' operating results is fully consolidated into Chemed's first-quarter 2004 results. To facilitate review of Chemed's operating results, pro forma supplemental schedules are included in the back of this press release that assume Chemed owned 100% of VITAS as of January 1, 2003.
    In the second quarter of 2005, VITAS had net patient revenue of $154 million and net income of $10.1 million. Net income includes aftertax costs of $0.4 million for LTIP and $0.2 million for legal expenses related to the OIG civil investigation. Adjusted EBITDA was $19.5 million at a margin of 12.7%.
    "VITAS generated revenue growth of 18.0% over the prior-year period and 5.3% sequentially," stated David Williams, Chemed chief financial officer. "Gross margins were 21.4% in the second quarter of 2005, a 40 basis point decline when compared to the prior-year quarter. This decline is primarily the result of our new start development efforts. The second-quarter 2005 gross margin includes $1.4 million in start-up losses, which is $0.8 million higher than the $0.6 million in losses from programs classified as new starts in the prior-year period. Central support costs for VITAS, which are classified as selling, general and administrative expenses in the Statement of Operations, totaled $13.6 million, including $0.3 million in OIG legal expenses. Excluding these OIG expenses, central support costs increased 8.3% when compared to the prior-year quarter and increased 1.6% sequentially."
    VITAS' ADC in the second quarter of 2005 was 9,913. This compares to an ADC of 8,581 in the comparable prior-year period, an increase of 15.5% and 4.1% sequential growth. Admissions totaled 12,646, an increase of 10.2% over the second quarter of 2004. The Average Length of Stay (ALOS) for patients discharged in the quarter was 66.8 days and compares to 66.2 days in the first quarter of 2005 and 60.0 days in the second quarter of 2004.
    "VITAS continues to generate strong internal growth," said Williams. "This growth, which excludes 2004 and 2005 acquisitions, generated revenue, ADC and admissions increases of 14.3%, 10.9% and 7.2%, respectively, over the prior-year quarter.
    "Our mix of revenue at VITAS was relatively stable," Williams added. "Routine home care represented 69.4% of revenue, an increase of 110 basis points over the prior-year quarter and a 20 basis point increase on a sequential basis. Our inpatient revenue aggregated 13.7% and continuous care was 16.9% of total revenue in the second quarter of 2005.
    "All of our base and new start programs are forecasted to have Medicare cap cushion for the 2005 measurement period which ends on October 31, 2005," stated Williams. "As previously discussed, we have been closely monitoring Medicare cap limitations at our Phoenix acquisition. Admissions generated by VITAS for Phoenix in 2005 have exceeded the 2004 level. However, discharges of patients admitted to the Phoenix hospice program prior to VITAS' acquisition have been at a slower rate than anticipated. Based on these factors, Phoenix is forecasted to have a Medicare cap liability ranging from $1.0 million to $1.5 million as of October 31, 2005. The potential of reaching cap in the initial year of acquisition was identified during our due diligence of Phoenix. Since this cap limitation relates to patients admitted into the program prior to acquisition, the estimated cap accrual has been accounted for as a contingent liability assumed at acquisition and is not reflected in the Consolidated Statement of Income. VITAS anticipates creating cap cushion in 2006 by increasing access to shorter stay patients and broadening access to in-patient and continuous care patients. This broad mix of patients is consistent with the clinical model provided by VITAS in its other programs."

    Roto-Rooter Segment

    Roto-Rooter's plumbing and drain cleaning business generated sales of $73 million for the second quarter of 2005, 5.3% higher than the $69 million reported in the comparable prior-year quarter. Net income for the quarter was $5.7 million, including $0.2 million of aftertax costs related to the LTIP. Adjusted EBITDA in the second quarter of 2005 totaled $11.3 million, an increase of 10.0% over the second quarter of 2004. Adjusted EBITDA margin in the second quarter of 2005 was 15.5%, a 60 basis point increase over the prior-year period.
    "Job count in the second quarter of 2005 was essentially flat," stated Williams. "However, commercial plumbing and drain cleaning job count increased 7.9% and 3.3%, respectively, over the prior-year quarter. Residential plumbing jobs increased 1.5% but were offset by a 4.7% decline in residential drain cleaning jobs during the quarter. A commercial job will typically average approximately 34% more revenue than a residential job. Accordingly, this continued shift of job mix has a positive impact on revenue."

    Consolidated Financial Position

    "Our balance sheet is in excellent condition," Williams stated. "As of June 30, 2005, we had $18 million in cash and cash equivalents. Net cash provided by continuing operations was $22 million and capital expenditures totaled $5.3 million in the second quarter of 2005."

    Guidance for 2005

    "Looking ahead into the second half of 2005," Williams stated, "we anticipate VITAS to increase revenue in the range of 16% to 18% in 2005, with margins continuing to increase modestly from the 2004 levels. This operating margin expansion will be generated from leveraging central support costs. Roto-Rooter is estimated to generate a 5% to 6% increase in revenue with margins that approximate those generated in 2004. Our consolidated effective tax rate for the first six months of 2005 was 39%. This rate should hold for the remainder of 2005.
    "Based upon these factors and a current diluted share count of
26.2 million, our expectation is that full-year 2005 earnings per diluted share from continuing operations, excluding the early extinguishment of debt and charges or credits not indicative of ongoing operations, will be in the range of $1.77 to $1.82."

    Conference Call

    Chemed will hold a conference call to discuss second quarter results Thursday, August 4, 2005, at 11:00 a.m. ET. The dial-in number for the conference call is 800-510-9834 for U.S. and Canadian participants and 617-614-3669 for international participants. The participant passcode is 58290110. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on "Investor Relations Home."
    A taped replay of the conference call will be available approximately two hours after the call's conclusion. It can be accessed by dialing 888-286-8010 for U.S. and Canadian callers and 617-801-6888 for international callers. The replay passcode is 13221466. The telephone replay will be available for one week following the live call. An archived webcast will also be available at www.chemed.com and will remain available for 30 days following the live call.
    Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to approximately 10,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.
    Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in China/Hong Kong, Indonesia, Singapore, Japan, Mexico, the Philippines and the United Kingdom.
    This press release contains information about Chemed's EBITDA and Adjusted EBITDA, which are not measures derived in accordance with generally accepted accounting principles and which exclude components that are important to understanding Chemed's financial performance. Chemed provides EBITDA and Adjusted EBITDA to help investors and others evaluate its operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed's EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. A reconciliation of Chemed's net income to its Adjusted EBITDA is presented in the tables following the text of this press release.

    Forward-Looking Statements

    Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed's dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed's most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.


CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

                               Three Months Ended   Six Months Ended
                                    June 30,             June 30,
                              ------------------- --------------------
                                2005    2004 (bb)    2005    2004 (bb)
                              --------- --------- ---------- ---------
Continuing Operations
   Service revenues and sales $226,309  $199,135   $444,946  $319,475
                              --------  --------   --------  --------
   Cost of services provided
    and goods sold (aa)        161,120   140,070    314,072   218,919
   Selling, general and
    administrative
    expenses (aa)               36,802    34,476     73,397    62,688
   Depreciation                  3,928     4,097      7,848     7,158
   Amortization                  1,231     1,097      2,423     1,558
   Other expenses (aa)           1,166    (1,368)     2,490     7,415
                              --------  --------   --------  --------
     Total costs and expenses  204,247   178,372    400,230   297,738
                              --------  --------   --------  --------
     Income from operations     22,062    20,763     44,716    21,737
   Interest expense             (5,039)   (6,204)   (10,874)   (9,104)
   Loss on extinguishment of
    debt (aa)                        -         -     (3,971)   (3,330)
   Other income--net               600       149      1,327     1,628
                              --------  --------   --------  --------
     Income before income
      taxes                     17,623    14,708     31,198    10,931
   Income taxes                 (6,512)   (6,381)   (12,182)   (5,755)
   Equity in loss of
    affiliate (aa)                   -         -          -    (4,105)
                              --------  --------   --------  --------
     Income from continuing
      operations                11,111     8,327     19,016     1,071
Discontinued Operations (bb)    (2,226)       (9)    (2,015)      137
                              --------  --------   --------  --------
Net Income                    $  8,885  $  8,318   $ 17,001  $  1,208
                              ========  ========   ========  ========

Earnings Per Share (aa)
   Income from continuing
    operations                $   0.44  $   0.34   $   0.75  $   0.05
                              ========  ========   ========  ========
   Net income                 $   0.35  $   0.34   $   0.67  $   0.05
                              ========  ========   ========  ========
   Average number of shares
    outstanding                 25,489    24,650     25,319    23,238
                              ========  ========   ========  ========

Diluted Earnings Per Share (aa)
   Income from continuing
    operations                $   0.42  $   0.33   $   0.73  $   0.05
                              ========  ========   ========  ========
   Net income                 $   0.34  $   0.33   $   0.65  $   0.05
                              ========  ========   ========  ========
   Average number of shares
    outstanding                 26,214    25,354     26,059    23,696
                              ========  ========   ========  ========

--------------------------------
(aa) Included in the results of operations are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

                                 Three Months Ended  Six Months Ended
                                      June 30,            June 30,
                                ------------------- ------------------
                                  2005      2004      2005     2004
                                --------- --------- -------- ---------
    Cost of services provided
     and goods sold
       Favorable adjustment to
        casualty insurance
        accruals related to
        prior years' experience  $     -    $    -  $ 1,663  $      -
    Selling, general and
     administrative expenses
       Legal costs associated
        with OIG investigation      (254)        -     (254)        -
    Other expenses
       Long-term incentive
        compensation              (1,837)        -   (2,946)   (8,783)
       Cost of accelerating
        vesting of stock
        options                        -         -     (215)        -
       Adjustments to
        transaction-related
        costs of the VITAS
        acquisition                  671     1,368      671     1,368
    Loss on extinguishment of
     debt                              -         -   (3,971)   (3,330)
                                 -------    ------  -------  --------
        Pretax impact on
         earnings                 (1,420)    1,368   (5,052)  (10,745)
    Income tax benefit on the
     above                           779      (547)   2,070     3,679
    Equity in loss of affiliate
     attributable to
     transaction-related
     expenses incurred by VITAS
     prior to its acquisition by
     Chemed                            -         -        -    (4,105)
                                 -------    ------  -------  --------
        Aftertax impact on
         earnings                $  (641)   $  821  $(2,982) $(11,171)
                                 =======    ======  =======  ========

(bb) Results of operations for 2004 have been restated for the results of Service America, discontinued in December 2004. Included in discontinued operations for 2005 is an aftertax loss of $2,350,000 resulting from finalizing the disposal of Service America in May 2005.


CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

                                                     June 30,
                                               -------------------
                                                 2005    2004 (cc)
                                               --------- ---------
 Assets
  Current assets
     Cash and cash equivalents                 $ 17,870  $ 52,019
     Accounts receivable less allowances         84,973    59,200
     Inventories                                  7,309     6,418
     Current deferred income taxes               20,687    22,746
     Prepaid income taxes                         8,360    10,737
     Current assets of discontinued operations    4,656    15,340
     Prepaid expenses and other current assets    9,499     9,822
                                               --------  --------
        Total current assets                    153,354   176,282
  Investments of deferred compensation plans
   held in trust                                 19,610    19,163
  Other investments                               1,445     1,445
  Note receivable                                12,500    12,500
  Properties and equipment, at cost less
   accumulated depreciation                      59,432    53,909
  Identifiable intangible assets less
   accumulated amortization                      74,896    24,392
  Goodwill                                      437,738   450,988
  Noncurrent assets of discontinued operations      681    10,309
  Other assets                                   22,571    26,093
                                               --------  --------
            Total Assets                       $782,227  $775,081
                                               ========  ========

 Liabilities
  Current liabilities
     Accounts payable                          $ 39,899  $ 42,315
     Current portion of long-term debt            1,176     5,466
     Income taxes                                 6,922     5,445
     Accrued insurance                           27,392    19,929
     Accrued salaries and wages                  24,000    20,107
     Current liabilities of discontinued
      operations                                  7,605    22,574
     Other current liabilities                   36,284    35,403
                                               --------  --------
        Total current liabilities               143,278   151,239
  Deferred income taxes                          17,630     1,791
  Other long-term debt                          234,541   289,607
  Deferred compensation liabilities              19,555    19,161
  Noncurrent liabilities of discontinued
   operations                                       779       568
  Other liabilities                               7,456     8,129
                                               --------  --------
            Total Liabilities                   423,239   470,495
                                               --------  --------
 Stockholders' Equity
  Capital stock                                  27,897    13,406
  Paid-in capital                               222,160   207,917
  Retained earnings                             155,484   118,248
  Treasury stock, at cost                       (44,572)  (32,702)
  Unearned compensation                          (3,772)   (4,081)
  Deferred compensation payable in Company
   stock                                          2,333     2,337
  Notes receivable for shares sold                 (542)     (539)
                                               --------  --------
            Total Stockholders' Equity          358,988   304,586
                                               --------  --------
            Total Liabilities and
             Stockholders' Equity              $782,227  $775,081
                                               ========  ========

 Book Value Per Share                          $  13.99  $  12.24 (dd)
                                               ========  ========

(cc) Reclassified for operations discontinued in 2004.
(dd) Adjusted for 2-for-1 stock split in May 2005.



CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)(unaudited)

                                                    Six Months Ended
                                                        June 30,
                                                 ---------------------
                                                    2005    2004 (cc)
                                                 ---------- ----------
 Cash Flows from Operating Activities
  Net income/(loss)                              $  17,001  $   1,208
  Adjustments to reconcile net income/(loss) to
   net cash provided/(used) by operating
   activities:
     Depreciation and amortization                  10,271      8,716
     Write-off of unamortized debt issuance costs    2,871          -
     Provision for deferred income taxes            (2,206)        50
     Provision for uncollectible accounts
      receivable                                     3,343      2,932
     Noncash long-term incentive compensation        2,574      4,988
     Amortization of debt issuance costs               962        782
     Discontinued operations                         2,015       (137)
     Equity in loss of affiliate                         -      4,105
     Changes in operating assets and liabilities,
      excluding amounts acquired in business
      combinations:
          Decrease/(increase) in accounts
           receivable                              (23,653)        27
          Increase in inventories                     (290)      (407)
          Decrease in prepaid expenses and
           other current assets                        343     13,435
          Decrease in accounts payable and other
           current liabilities                      (2,673)   (17,345)
          Increase in income taxes                   7,859      4,895
          Decrease/(increase) in other assets       (1,328)     4,495
          Increase in other liabilities                390        631
     Noncash expense of internally financed ESOPs      572        947
     Other sources/(uses)                              676       (512)
                                                 ---------  ---------
      Net cash provided by continuing operations    18,727     28,810
      Net cash provided/(used) by discontinued
       operations                                   (1,559)     3,651
                                                 ---------  ---------
      Net cash provided by operating activities     17,168     32,461
                                                 ---------  ---------
 Cash Flows from Investing Activities
  Capital expenditures                             (11,455)    (7,512)
  Business combinations, net of cash acquired       (5,495)  (327,427)
  Net uses from discontinued operations             (5,478)    (1,082)
  Proceeds from sales of property and equipment         96        300
  Return of merger deposit                               -     10,000
  Other uses                                          (107)       (92)
                                                 ---------  ---------
      Net cash used by investing activities        (22,439)  (325,813)
                                                 ---------  ---------
 Cash Flows from Financing Activities
  Repayment of long-term debt                     (140,978)   (93,434)
  Proceeds from issuance of long-term debt          85,000    295,000
  Increase in cash overdraft payable                 7,347      9,541
  Issuance of capital stock, net of costs            8,766     97,054
  Debt issuance costs                               (1,755)   (13,837)
  Dividends paid                                    (3,060)    (2,707)
  Purchases of treasury stock                       (3,574)    (2,228)
  Net increase in revolving line of credit               -          -
  Repayment of stock subscription note receivable        -      8,053
  Redemption of convertible trust preferred
   securities                                            -     (2,736)
  Other uses                                           (53)       (23)
                                                 ---------  ---------
      Net cash provided/(used) by financing
       activities                                  (48,307)   294,683
                                                 ---------  ---------
 Increase/(decrease) in Cash and Cash Equivalents  (53,578)     1,331
 Cash and cash equivalents at beginning of year     71,448     50,688
                                                 ---------  ---------
 Cash and cash equivalents at end of period      $  17,870  $  52,019
                                                 =========  =========

(cc) Reclassified for operations discontinued in December 2004.



              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                 CONSOLIDATING STATEMENT OF OPERATIONS
           FOR THE THREE MONTHS ENDED JUNE 30, 2005 AND 2004
                       (in thousands)(unaudited)

                                                             Chemed
                            VITAS   Roto-Rooter Corporate Consolidated
                          --------- ----------- --------- ------------
2005
-------------------------
 Service revenues and
  sales                   $153,748    $ 72,561  $      -     $226,309
                          --------    --------  --------     --------
 Cost of services provided
  and goods sold           120,854      40,266         -      161,120
 Selling, general and
  administrative
  expenses (a)              13,590      21,043     2,169       36,802
 Depreciation                1,770       2,086        72        3,928
 Amortization                  984          23       224        1,231
 Other expenses (b)            588         304       274        1,166
                          --------    --------  --------     --------
    Total costs and
     expenses              137,786      63,722     2,739      204,247
                          --------    --------  --------     --------
    Income/(loss) from
     operations             15,962       8,839    (2,739)      22,062
 Interest expense              (33)        (97)   (4,909)      (5,039)
 Intercompany interest
  income/(expense)             681         516    (1,197)           -
 Other income--net              14         146       440          600
                          --------    --------  --------     --------
    Income/(loss) before
     income taxes           16,624       9,404    (8,405)      17,623
 Income taxes               (6,475)     (3,728)    3,691       (6,512)
                          --------    --------  --------     --------
 Income/(loss) from
  continuing operations     10,149       5,676    (4,714)      11,111
 Discontinued operations         -           -    (2,226)      (2,226)
                          --------    --------  --------     --------
    Net income/(loss)     $ 10,149    $  5,676  $ (6,940)    $  8,885
                          ========    ========  ========     ========

2004
-------------------------
 Service revenues and
  sales                   $130,240    $ 68,895  $      -     $199,135
                          --------    --------  --------     --------
 Cost of services provided
  and goods sold           101,790      38,280         -      140,070
 Selling, general and
  administrative expenses   12,319      19,932     2,225       34,476
 Depreciation                1,861       2,174        62        4,097
 Amortization                1,010          66        21        1,097
 Other expenses (b)              -           -    (1,368)      (1,368)
                          --------    --------  --------     --------
    Total costs and
     expenses              116,980      60,452       940      178,372
                          --------    --------  --------     --------
    Income/(loss) from
     operations             13,260       8,443      (940)      20,763
 Interest expense              (30)        (33)   (6,141)      (6,204)
 Intercompany interest
  income/(expense)             131         189      (320)           -
 Other income--net              45        (132)      236          149
                          --------    --------  --------     --------
    Income/(loss) before
     income taxes           13,406       8,467    (7,165)      14,708
 Income taxes               (5,499)     (3,317)    2,435       (6,381)
                          --------    --------  --------     --------
 Income/(loss) from
  continuing operations      7,907       5,150    (4,730)       8,327
 Discontinued operations         -           -        (9)          (9)
                          --------    --------  --------     --------
    Net income/(loss)     $  7,907    $  5,150  $ (4,739)    $  8,318
                          ========    ========  ========     ========

The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                 CONSOLIDATING STATEMENT OF OPERATIONS
            FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004
                       (in thousands)(unaudited)

                                                             Chemed
                            VITAS   Roto-Rooter Corporate Consolidated
                          --------- ----------- --------- ------------
2005
-------------------------
 Service revenues and
  sales                   $299,738    $145,208  $      -     $444,946
                          --------    --------  --------     --------
 Cost of services provided
  and goods sold (c)       236,074      77,998         -      314,072
 Selling, general and
  administrative
  expenses (a)              26,714      42,193     4,490       73,397
 Depreciation                3,555       4,148       145        7,848
 Amortization                1,979          49       395        2,423
 Other expenses (b)            881         552     1,057        2,490
                          --------    --------  --------     --------
    Total costs and
     expenses              269,203     124,940     6,087      400,230
                          --------    --------  --------     --------
    Income/(loss) from
     operations             30,535      20,268    (6,087)      44,716
 Interest expense              (71)       (279)  (10,524)     (10,874)
 Intercompany interest
  income/(expense)           1,190         940    (2,130)           -
 Loss on extinguishment of
  debt (d)                       -           -    (3,971)      (3,971)
 Other income--net             122         442       763        1,327
                          --------    --------  --------     --------
    Income/(loss) before
     income taxes           31,776      21,371   (21,949)      31,198
 Income taxes              (12,258)     (8,550)    8,626      (12,182)
                          --------    --------  --------     --------
 Income/(loss) from
  continuing operations     19,518      12,821   (13,323)      19,016
 Discontinued operations         -           -    (2,015)      (2,015)
                          --------    --------  --------     --------
    Net income/(loss)     $ 19,518    $ 12,821  $(15,338)    $ 17,001
                          ========    ========  ========     ========

2004
-------------------------
 Service revenues and
  sales                   $181,352    $138,123  $      -     $319,475
                          --------    --------  --------     --------
 Cost of services provided
  and goods sold           142,276      76,643         -      218,919
 Selling, general and
  administrative expenses   17,308      40,879     4,501       62,688
 Depreciation                2,609       4,420       129        7,158
 Amortization                1,412         125        21        1,558
 Other expenses (b)              -       1,558     5,857        7,415
                          --------    --------  --------     --------
    Total costs and
     expenses              163,605     123,625    10,508      297,738
                          --------    --------  --------     --------
    Income/(loss) from
     operations             17,747      14,498   (10,508)      21,737
 Interest expense              (58)        (59)   (8,987)      (9,104)
 Intercompany interest
  income/(expense)             131         373      (504)           -
 Loss on extinguishment of
  debt (d)                       -           -    (3,330)      (3,330)
 Other income--net              76         686       866        1,628
                          --------    --------  --------     --------
    Income/(loss) before
     income taxes           17,896      15,498   (22,463)      10,931
 Income taxes               (7,392)     (6,111)    7,748       (5,755)
 Equity in loss of
  VITAS (e)                      -           -    (4,105)      (4,105)
                          --------    --------  --------     --------
 Income/(loss) from
  continuing operations     10,504       9,387   (18,820)       1,071
 Discontinued operations         -           -       137          137
                          --------    --------  --------     --------
    Net income/(loss)     $ 10,504    $  9,387  $(18,683)    $  1,208
                          ========    ========  ========     ========

The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                    CONSOLIDATING SUMMARY OF EBITDA
           FOR THE THREE MONTHS ENDED JUNE 30, 2005 AND 2004
                       (in thousands)(unaudited)

                                                             Chemed
                            VITAS   Roto-Rooter Corporate Consolidated
                           -------- ----------- --------- ------------
2005
---------------------------
 Net income/(loss)         $10,149     $ 5,676   $(6,940)     $ 8,885
 Add/(deduct):
    Discontinued operations      -           -     2,226        2,226
    Interest expense            33          97     4,909        5,039
    Income taxes             6,475       3,728    (3,691)       6,512
    Depreciation             1,770       2,086        72        3,928
    Amortization               984          23       224        1,231
                           -------     -------   -------      -------
      EBITDA                19,411      11,610    (3,200)      27,821
 Add/(deduct):
    Long-term incentive
     compensation              588         304       945        1,837
    Legal expenses of OIG
     investigation             254           -         -          254
    VITAS transaction
     expense adjustment (f)      -           -      (671)        (671)
    Advertising cost
     adjustment (g)              -         (76)        -          (76)
    Interest income            (33)        (47)     (182)        (262)
    Intercompany interest
     income/(expense)         (681)       (516)    1,197            -
                           -------     -------   -------      -------
      Adjusted EBITDA      $19,539     $11,275   $(1,911)     $28,903
                           =======     =======   =======      =======

2004
---------------------------
 Net income/(loss)         $ 7,907     $ 5,150   $(4,739)     $ 8,318
 Add/(deduct):
    Discontinued operations      -           -         9            9
    Interest expense            30          33     6,141        6,204
    Income taxes             5,499       3,317    (2,435)       6,381
    Depreciation             1,861       2,174        62        4,097
    Amortization             1,010          66        21        1,097
                           -------     -------   -------      -------
      EBITDA                16,307      10,740      (941)      26,106
 Add/(deduct):
    VITAS transaction
     expense adjustment (f)     -           -    (1,368)      (1,368)
    Advertising cost
     adjustment (g)              -        (273)        -         (273)
    Interest income            (65)        (26)     (395)        (486)
    Intercompany interest
     income/(expense)         (131)       (189)      320            -
                           -------     -------   -------      -------
      Adjusted EBITDA      $16,111     $10,252   $(2,384)     $23,979
                           =======     =======   =======      =======

The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                    CONSOLIDATING SUMMARY OF EBITDA
            FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004
                       (in thousands)(unaudited)

                                                             Chemed
                            VITAS   Roto-Rooter Corporate Consolidated
                           -------- ----------- --------- ------------
2005
---------------------------
 Net income/(loss)         $19,518     $12,821  $(15,338)     $17,001
 Add/(deduct):
    Discontinued operations      -           -     2,015        2,015
    Interest expense            71         279    10,524       10,874
    Income taxes            12,258       8,550    (8,626)      12,182
    Depreciation             3,555       4,148       145        7,848
    Amortization             1,979          49       395        2,423
                           -------     -------  --------      -------
      EBITDA                37,381      25,847   (10,885)      52,343
 Add/(deduct):
    Long-term incentive
     compensation (h)          881         552     1,728        3,161
    Prior-period insurance
     adjustment                  -      (1,663)        -       (1,663)
    Legal expenses of OIG
     investigation             254           -         -          254
    VITAS transaction
     expense adjustment (f)      -           -      (671)        (671)
    Advertising cost
     adjustment (g)              -        (629)        -         (629)
    Interest income           (159)        (88)     (665)        (912)
    Intercompany interest
     income/(expense)       (1,190)       (940)    2,130            -
    Loss on extinguishment
     of debt                     -           -     3,971        3,971
                           -------     -------  --------      -------
      Adjusted EBITDA      $37,167     $23,079  $ (4,392)     $55,854
                           =======     =======  ========      =======

2004
---------------------------
 Net income/(loss)         $10,504     $ 9,387  $(18,683)     $ 1,208
 Add/(deduct):
    Discontinued operations      -           -      (137)        (137)
    Interest expense            58          59     8,987        9,104
    Income taxes             7,392       6,111    (7,748)       5,755
    Depreciation             2,609       4,420       129        7,158
    Amortization             1,412         125        21        1,558
                           -------     -------  --------      -------
      EBITDA                21,975      20,102   (17,431)      24,646
 Add/(deduct):
    Long-term incentive
     compensation                -       1,558     7,225        8,783
    VITAS transaction
     expense adjustment (f)      -           -    (1,368)      (1,368)
    Advertising cost
     adjustment (g)              -        (466)        -         (466)
    Interest income            (96)        (64)     (834)        (994)
    Intercompany interest
     income/(expense)         (131)       (373)      504            -
    Equity in loss of VITAS      -           -     4,105        4,105
    Loss on extinguishment
     of debt                     -           -     3,330        3,330
                           -------     -------  --------      -------
      Adjusted EBITDA      $21,748     $20,757  $ (4,469)     $38,036
                           =======     =======  ========      =======

The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
    RECONCILIATION OF NET INCOME TO ADJUSTED PRO FORMA INCOME FROM
                         CONTINUING OPERATIONS
       FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2005 AND 2004
           (in thousands, except per share data)(unaudited)

                                  Three Months Ended  Six Months Ended
                                        June 30,          June 30,
                                   ----------------- -----------------
                                     2005     2004     2005     2004
                                   -------- -------- -------- --------
 Net income as reported            $ 8,885  $ 8,318  $17,001  $ 1,208

 Add/(deduct):
   Pro forma VITAS net income
    contribution for the period (i)      -      221        -    3,306
   Pro forma financing costs
    related to acquisition of
    VITAS (j)                            -        -        -   (2,211)
   Pro forma elimination of VITAS
    transaction expense
    adjustment (f)                       -     (821)       -     (821)
   Pro forma elimination of equity
    in loss of VITAS (k)                 -        -        -    4,105
                                   -------  -------  -------  -------
 Pro forma net income                8,885    7,718   17,001    5,587
 Add/(deduct):
   Discontinued operations           2,226        9    2,015     (137)
   Aftertax prior-period insurance
    adjustment                           -        -   (1,014)       -
   Aftertax cost of long-term
    incentive compensation (h)       1,152        -    1,984    5,723
   Aftertax cost of legal expenses
    of OIG investigation               160        -      160        -
   Aftertax VITAS transaction
    expense adjustment (f)            (671)       -     (671)       -
   Aftertax cost of loss on
    extinguishment of debt               -        -    2,523    2,164
                                   -------  -------  -------  -------

 Adjusted pro forma income from
  continuing operations            $11,752  $ 7,727  $21,998  $13,337
                                   =======  =======  =======  =======

 Earnings Per Share As Reported
   Net income                      $  0.35  $  0.34  $  0.67  $  0.05
                                   =======  =======  =======  =======
   Average number of shares
    outstanding                     25,489   24,650   25,319   23,238
                                   =======  =======  =======  =======
 Diluted Earnings Per Share As
  Reported
   Net income                      $  0.34  $  0.33  $  0.65  $  0.05
                                   =======  =======  =======  =======
   Average number of shares
    outstanding                     26,214   25,354   26,059   23,696
                                   =======  =======  =======  =======

 Adjusted Pro Forma Earnings Per Share
   Income from continuing
    operations                     $  0.46  $  0.31  $  0.87  $  0.55
                                   =======  =======  =======  =======
   Average number of shares
    outstanding                     25,489   24,650   25,319   24,424
                                   =======  =======  =======  =======
 Adjusted Pro Forma Diluted
  Earnings Per Share
   Income from continuing
    operations                     $  0.45  $  0.30  $  0.84  $  0.54
                                   =======  =======  =======  =======
   Average number of shares
    outstanding                     26,214   25,354   26,059   24,882
                                   =======  =======  =======  =======

The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
            PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS
           FOR THE THREE MONTHS ENDED JUNE 30, 2005 AND 2004
           (in thousands, except per share data) (unaudited)

                                                             Chemed
                            VITAS   Roto-Rooter Corporate Consolidated
                          --------- ----------- --------- ------------
2005
--------------------------
 Service revenues and
  sales                   $153,748     $72,561   $     -     $226,309
                          --------     -------   -------     --------
 Cost of services provided
  and goods sold           120,854      40,266         -      161,120
 Selling, general and
  administrative
  expenses (a)              13,590      21,043     2,169       36,802
 Depreciation                1,770       2,086        72        3,928
 Amortization                  984          23       224        1,231
 Other expenses (b)            588         304       274        1,166
                          --------     -------   -------     --------
    Total costs and
     expenses              137,786      63,722     2,739      204,247
                          --------     -------   -------     --------
    Income/(loss) from
     operations             15,962       8,839    (2,739)      22,062
 Interest expense              (33)        (97)   (4,909)      (5,039)
 Intercompany interest
  income/(expense)             681         516    (1,197)           -
 Other income--net              14         146       440          600
                          --------     -------   -------     --------
    Income/(loss) before
     income taxes           16,624       9,404    (8,405)      17,623
 Income taxes               (6,475)     (3,728)    3,691       (6,512)
                          --------     -------   -------     --------
 Income/(loss) from
  continuing operations     10,149       5,676    (4,714)      11,111
 Discontinued operations         -           -    (2,226)      (2,226)
                          --------     -------   -------     --------
    Net income/(loss)     $ 10,149     $ 5,676   $(6,940)    $  8,885
                          ========     =======   =======     ========

 Earnings Per Share
    Continuing operations                                    $   0.44
                                                             ========
    Net income                                               $   0.35
                                                             ========
    Average number of
     shares outstanding                                        25,489
                                                             ========
 Diluted Earnings Per Share
    Continuing operations                                    $   0.42
                                                             ========
    Net income                                               $   0.34
                                                             ========
    Average number of
     shares outstanding                                        26,214
                                                             ========

2004 (l)
--------------------------
 Service revenues and
  sales                   $130,240     $68,895   $     -     $199,135
                          --------     -------   -------     --------
 Cost of services provided
  and goods sold           101,790      38,280         -      140,070
 Selling, general and
  administrative expenses   12,319      19,932     2,225       34,476
 Depreciation                1,270       2,174        62        3,506
 Amortization                1,232          66        21        1,319
                          --------     -------   -------     --------
    Total costs and
     expenses              116,611      60,452     2,308      179,371
                          --------     -------   -------     --------
    Income/(loss) from
     operations             13,629       8,443    (2,308)      19,764
 Interest expense              (30)        (33)   (6,141)      (6,204)
 Intercompany interest
  income/(expense)             131         189      (320)           -
 Other income--net              45        (132)      236          149
                          --------     -------   -------     --------
    Income/(loss) before
     income taxes           13,775       8,467    (8,533)      13,709
 Income taxes               (5,647)     (3,317)    2,982       (5,982)
                          --------     -------   -------     --------
 Income/(loss) from
  continuing operations      8,128       5,150    (5,551)       7,727
 Discontinued operations         -           -        (9)          (9)
                          --------     -------   -------     --------
    Net income/(loss)     $  8,128     $ 5,150   $(5,560)    $  7,718
                          ========     =======   =======     ========

 Earnings Per Share
    Continuing operations                                    $   0.31
                                                             ========
    Net income                                               $   0.31
                                                             ========
    Average number of
     shares outstanding                                        24,650
                                                             ========
 Diluted Earnings Per Share
    Continuing operations                                    $   0.30
                                                             ========
    Net income                                               $   0.30
                                                             ========
    Average number of
     shares outstanding                                        25,354
                                                             ========

The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
            PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004
           (in thousands, except per share data) (unaudited)

                                                             Chemed
                            VITAS   Roto-Rooter Corporate Consolidated
                          --------- ----------- --------- ------------
2005
--------------------------
 Service revenues and
  sales                   $299,738    $145,208  $      -     $444,946
                          --------    --------  --------     --------
 Cost of services provided
  and goods sold (c)       236,074      77,998         -      314,072
 Selling, general and
  administrative
  expenses (a)              26,714      42,193     4,490       73,397
 Depreciation                3,555       4,148       145        7,848
 Amortization                1,979          49       395        2,423
 Other expenses (b)            881         552     1,057        2,490
                          --------    --------  --------     --------
    Total costs and
     expenses              269,203     124,940     6,087      400,230
                          --------    --------  --------     --------
    Income/(loss) from
     operations             30,535      20,268    (6,087)      44,716
 Interest expense              (71)       (279)  (10,524)     (10,874)
 Intercompany interest
  income/(expense)           1,190         940    (2,130)           -
 Loss on extinguishment of
  debt (d)                       -           -    (3,971)      (3,971)
 Other income--net             122         442       763        1,327
                          --------    --------  --------     --------
    Income/(loss) before
     income taxes           31,776      21,371   (21,949)      31,198
 Income taxes              (12,258)     (8,550)    8,626      (12,182)
                          --------    --------  --------     --------
 Income/(loss) from
  continuing operations     19,518      12,821   (13,323)      19,016
 Discontinued operations         -           -    (2,015)      (2,015)
                          --------    --------  --------     --------
    Net income/(loss)     $ 19,518    $ 12,821  $(15,338)    $ 17,001
                          ========    ========  ========     ========

 Earnings Per Share
    Continuing operations                                    $   0.75
                                                             ========
    Net income                                               $   0.67
                                                             ========
    Average number of
     shares outstanding                                        25,319
                                                             ========
 Diluted Earnings Per Share
    Continuing operations                                    $   0.73
                                                             ========
    Net income                                               $   0.65
                                                             ========
    Average number of
     shares outstanding                                        26,059
                                                             ========

2004 (l)
--------------------------
 Service revenues and
  sales                   $254,222    $138,123  $      -     $392,345
                          --------    --------  --------     --------
 Cost of services provided
  and goods sold           201,124      76,643         -      277,767
 Selling, general and
  administrative expenses   25,633      40,879     4,362       70,874
 Depreciation                2,252       4,420       129        6,801
 Amortization                2,327         125        21        2,473
 Other expenses (b)              -       1,558     7,225        8,783
                          --------    --------  --------     --------
    Total costs and
     expenses              231,336     123,625    11,737      366,698
                          --------    --------  --------     --------
    Income/(loss) from
     operations             22,886      14,498   (11,737)      25,647
 Interest expense              (58)        (59)  (12,389)     (12,506)
 Intercompany interest
  income/(expense)             131         373      (504)           -
 Loss on extinguishment of
  debt (d)                       -           -    (3,330)      (3,330)
 Other income--net             117         686       866        1,669
                          --------    --------  --------     --------
    Income/(loss) before
     income taxes           23,076      15,498   (27,094)      11,480
 Income taxes               (9,348)     (6,111)    9,429       (6,030)
                          --------    --------  --------     --------
 Income/(loss) from
  continuing operations     13,728       9,387   (17,665)       5,450
 Discontinued operations         -           -       137          137
                          --------    --------  --------     --------
    Net income/(loss)     $ 13,728    $  9,387  $(17,528)    $  5,587
                          ========    ========  ========     ========

 Earnings Per Share
    Continuing operations                                    $   0.22
                                                             ========
    Net income                                               $   0.23
                                                             ========
    Average number of
     shares outstanding                                        24,424
                                                             ========
 Diluted Earnings Per Share
    Continuing operations                                    $   0.22
                                                             ========
    Net income                                               $   0.22
                                                             ========
    Average number of
     shares outstanding                                        24,882
                                                             ========

The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
               PRO FORMA CONSOLIDATING SUMMARY OF EBITDA
           FOR THE THREE MONTHS ENDED JUNE 30, 2005 AND 2004
                       (in thousands)(unaudited)

                                       Roto-                 Chemed
                             VITAS     Rooter   Corporate Consolidated
                            -------- ---------- --------- ------------
2005
----------------------------
 Net income/(loss)          $10,149    $ 5,676   $(6,940)     $ 8,885
 Add/(deduct):
     Discontinued operations      -          -     2,226        2,226
     Interest expense            33         97     4,909        5,039
     Income taxes             6,475      3,728    (3,691)       6,512
     Depreciation             1,770      2,086        72        3,928
     Amortization               984         23       224        1,231
                            -------    -------   -------      -------
       EBITDA                19,411     11,610    (3,200)      27,821
 Add/(deduct):
     Long-term incentive
      compensation              588        304       945        1,837
     Legal expenses of OIG
      investigation             254          -         -          254
     VITAS transaction
      expense adjustment (f)      -          -      (671)        (671)
     Advertising cost
      adjustment (g)              -        (76)        -          (76)
     Interest income            (33)       (47)     (182)        (262)
     Intercompany interest
      income/(expense)         (681)      (516)    1,197            -
                            -------    -------   -------      -------
       Adjusted EBITDA      $19,539    $11,275   $(1,911)     $28,903
                            =======    =======   =======      =======

2004 (l)
----------------------------
 Pro forma net income/(loss)$ 8,128  $   5,150  $ (5,560)     $ 7,718
 Add/(deduct):
     Discontinued operations      -          -         9            9
     Interest expense            30         33     6,141        6,204
     Income taxes             5,647      3,317    (2,982)       5,982
     Depreciation             1,270      2,174        62        3,506
     Amortization             1,232         66        21        1,319
                            -------    -------   -------      -------
       Pro forma EBITDA      16,307     10,740    (2,309)      24,738
 Add/(deduct):
     Advertising cost
      adjustment (g)              -       (273)        -         (273)
     Interest income            (65)       (26)     (395)        (486)
     Intercompany interest
      income/(expense)         (131)      (189)      320            -
                            -------    -------   -------      -------
       Pro forma adjusted
        EBITDA              $16,111    $10,252   $(2,384)     $23,979
                            =======    =======   =======      =======

The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
               PRO FORMA CONSOLIDATING SUMMARY OF EBITDA
            FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004
                       (in thousands)(unaudited)

                                       Roto-                 Chemed
                             VITAS     Rooter   Corporate Consolidated
                            -------- ---------- --------- ------------
2005
----------------------------
 Net income/(loss)          $19,518    $12,821  $(15,338)     $17,001
 Add/(deduct):
     Discontinued operations      -          -     2,015        2,015
     Interest expense            71        279    10,524       10,874
     Income taxes            12,258      8,550    (8,626)      12,182
     Depreciation             3,555      4,148       145        7,848
     Amortization             1,979         49       395        2,423
                            -------    -------  --------      -------
       EBITDA                37,381     25,847   (10,885)      52,343
 Add/(deduct):
     Long-term incentive
      compensation (h)          881        552     1,728        3,161
     Prior-period insurance
      adjustment                  -     (1,663)        -       (1,663)
     Legal expenses of OIG
      investigation             254          -         -          254
     VITAS transaction
      expense adjustment (f)      -          -      (671)        (671)
     Advertising cost
      adjustment (g)              -       (629)        -         (629)
     Interest income           (159)       (88)     (665)        (912)
     Intercompany interest
      income/(expense)       (1,190)      (940)    2,130            -
     Loss on extinguishment
      of debt                     -          -     3,971        3,971
                            -------    -------  --------      -------
       Adjusted EBITDA      $37,167    $23,079  $ (4,392)     $55,854
                            =======    =======  ========      =======

2004 (l)
----------------------------
 Pro forma net income/(loss)$13,728  $   9,387  $(17,528)     $ 5,587
 Add/(deduct):
     Discontinued operations      -          -      (137)        (137)
     Interest expense            58         59    12,389       12,506
     Income taxes             9,348      6,111    (9,429)       6,030
     Depreciation             2,252      4,420       129        6,801
     Amortization             2,327        125        21        2,473
                            -------    -------  --------      -------
       Pro forma EBITDA      27,713     20,102   (14,555)      33,260
 Add/(deduct):
     Long-term incentive
      compensation                -      1,558     7,225        8,783
     Advertising cost
      adjustment (g)              -       (466)        -         (466)
     Interest income           (137)       (64)     (834)      (1,035)
     Intercompany interest
      income/(expense)         (131)      (373)      504            -
     Loss on extinguishment
      of debt                     -          -     3,330        3,330
                            -------    -------  --------      -------
       Pro forma adjusted
        EBITDA              $27,445    $20,757  $ (4,330)     $43,872
                            =======    =======  ========      =======

The "Footnotes to Financial Statements" are integral parts of this financial information.


CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2005 AND 2004
(unaudited)

 (a) For the second quarter and six months ended June 30, 2005, amounts for VITAS include $254,000 ($160,000 aftertax) for legal expenses incurred in connection with the Office of Inspector
     General ("OIG") investigation.

 (b) Other expenses include the following (in thousands):

                                       Three Months      Six Months
                                       Ended June 30,   Ended June 30,
                                     ---------------- ----------------
                                      2005     2004    2005     2004
        Pretax cost/(benefit):       ------- -------- ------- --------
         Long-term incentive plan
          payout                     $1,837  $     -  $2,946  $ 8,783
         Adjustment of transaction-
          related expenses of the
          VITAS acquisition            (671)  (1,368)   (671)  (1,368)
         Cost of accelerating vesting
          of stock options                -        -     215        -
                                     ------  -------  ------  -------
            Total other expenses     $1,166  $(1,368) $2,490  $ 7,415
                                     ======  =======  ======  =======
        Aftertax cost/(benefit):
         Long-term incentive plan
          payout                     $1,152  $     -  $1,847  $ 5,723
         Adjustment of transaction-
          related expenses of the
          VITAS acquisition            (671)    (821)   (671)    (821)
         Cost of accelerating vesting
          of stock options                -        -     137        -
                                     ------  -------  ------  -------
            Total other expenses,
             net of income taxes     $  481  $  (821) $1,313  $ 4,902
                                     ======  =======  ======  =======

 (c) For the six months ended June 30, 2005, amount for Roto-Rooter includes a favorable adjustment to casualty insurance related to prior periods' experience of $1,663,000 ($1,014,000 aftertax).

 (d) For the six months ended June 30, 2005, amounts include the prepayment penalty and write-off of debt issuance costs related to the early extinguishment and refinancing of certain portions of the Company's debt ($2,523,000 aftertax). For the six months ended June 30, 2004, amount represents the prepayment penalty incurred on the early extinguishment of the Company's debt ($2,164,000 aftertax).

 (e) Amount includes the Company's aftertax share of VITAS' charges related to the Company's acquisition of VITAS in the first quarter of 2004 prior to the acquisition date. These charges comprise transaction-related expenses that reduced the Company's equity in the earnings/(loss) of VITAS by $4,621,000 during the first quarter of 2004.

 (f) Amounts represent favorable adjustments to transaction expenses related to the acquisition of VITAS.

 (g) Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the second quarters of 2005 and 2004, GAAP advertising expense for Roto-Rooter totaled $3,760,000 and $3,442,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the second quarters of 2005 and 2004 would total $3,836,000 and $3,715,000, respectively. For the six months ended June 30, 2005 and 2004, GAAP advertising expense for Roto-Rooter totaled $7,011,000 and $6,817,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the six months ended
     June 30, 2005 and 2004, would total $7,640,000 and $7,283,000, respectively.

 (h) For the six months ended June 30, 2005, amounts include costs related to accelerating the vesting of stock options in addition to payouts under the Company's LTIP.

 (i) Amounts represent the additional net income VITAS would contribute assuming the acquisition were completed on January 1 of the respective years (excluding Chemed management fees).

 (j) Amount represents the additional financing costs, including a loss on early extinguishment of debt in 2004, that would have been incurred assuming the financing were completed on January 1, 2004.

 (k) Amount represents the impact of eliminating the Company's prior investments in VITAS, assuming the acquisition of VITAS were completed on January 1, 2004.

 (l) Pro forma amounts for 2004 for VITAS and Corporate assume the Company's acquisition of VITAS and its financing (including the retirement of existing debt) were completed as of January 1, 2004, on the same terms and conditions as completed on February 24, 2004.


    CONTACT: Chemed Corporation, Cincinnati
             David P. Williams, 513-762-6901